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                                                                  EXHIBIT 23.03

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our report dated April 11, 1997 and to all references to our Firm included in or made a part of this Form S-4, Registration Statement File No. 333-39711.

                                                      /s/ ARTHUR ANDERSEN LLP


                                                        ARTHUR ANDERSEN LLP

New York, New York

November 24, 1997